EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report of Independent Auditors dated February
18, 2000 which appears in Community Savings Bankshares Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



                                       /s/ Crowe, Chizek and Company LLP

                                           Crowe, Chizek and Company LLP


Grand Rapids, Michigan
May 26, 2000